Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Globetel Communications Corp. (the "Company") on Form 10-QSB for the three and nine month period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy Huff, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Timothy M. Huff
Timothy M. Huff
Chief Executive Officer
November 15, 2004

Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Globetel Communications Corp. (the "Company") on Form 10-QSB for the three and nine month period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Y. Jimenez, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Thomas Y. Jimenez
Thomas Y. Jimenez
Chief Financial Officer
November 15, 2004